UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 21, 2010
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
118-29 Queens Boulevard, Forest Hills, New York 11375
(Address of principal executive offices)           (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(e) On December 21, 2010, JetBlue Airways Corporation (the “Company”, we or us) and Mr. David Barger, our President and Chief Executive Officer executed an amendment to Mr. Barger’s employment contract, extending his term of employment for an additional two years, through February 11, 2015. The remaining terms of Mr. Barger’s employment agreement are unchanged. The Board of Directors of the Company approved these changes to Mr. Barger’s employment agreement, at the recommendation of the Corporate Governance and Nominating Committee.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
10.23(b)	Amendment no. 2 to Employment Agreement between JetBlue Airways Corporation and David Barger, dated December 21, 2010.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: December 22, 2010	By:	/s/ DONALD DANIELS
Vice President and Controller
(principal accounting officer)

Exhibit Index

Exhibit
Number	Description
10.23(b)	Amendment no. 2 to Employment Agreement between JetBlue Airways Corporation and David Barger, dated December 21, 2010.